Affiliate Agreement

     This Affiliate Agreement (this "Agreement") is made and entered into by and between Vista Vacations International, Inc., a Florida corporation ("Vista Vacations"), AmeriNet Group.com, Inc., a publicly held Delaware corporation with a class of securities registered under Section 12(g) of the Securities Act of 1934, as amended ("AmeriNet" and the "Exchange Act," respectively), and person identified in the signature page of this Agreement as the Affiliate (the "Affiliate").

                                    Preamble:

     WHEREAS, concurrently with the execution of this Agreement, Vista Vacations and AmeriNet have entered into a Reorganization Agreement dated February 28, 2000, (the "Reorganization Agreement") which contemplates that Vista Vacations will become a wholly owned subsidiary of AmeriNet and all outstanding capital stock of Vista Vacations will be converted into AmeriNet common stock (the "Merger"); and

     WHEREAS, the Affiliate is either an officer or director of Vista Vacations or is the beneficial owner (as defined in Rule 13d-3 under the Exchange Act) of such quantity of common stock in Vista Vacations as requires that the Affiliate to be deemed an "affiliate" of Vista Vacations (within the meaning of Rule 405 promulgated by the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Securities Act"), as a result of which the Affiliate will be subject to restrictions on disposition of the shares of AmeriNet's common stock received as a result of the Reorganization; and

     WHEREAS, the determination of the accounting and tax treatment of the Reorganization will depend, in part, upon the accuracy of certain of the representations and warranties made by the Affiliate in this Agreement, as well as upon the Affiliate's compliance with certain of the agreements set forth herein; and

     WHEREAS, Affiliate and AmeriNet further desire to provide for an arrangement under which Affiliate will grant to AmeriNet an irrevocable proxy to vote all of the Affiliate's shares of Vista Vacations's common stock in favor of the Reorganization at a special meeting of the stockholders of Vista Vacations to be held for the purpose of voting on the Reorganization.

     NOW, THEREFORE, the Parties agree as follows:

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                                    Article I
                           Agreement to Retain Shares.

1.1      Transfer and Encumbrance.

(A) As used herein, the term "Determination Date" shall mean the earlier of:

         (1) The date AmeriNet shall have publicly released a report including the combined financial results of AmeriNet and Vista Vacations for a period of at least thirty (30) days of combined operations of AmeriNet and Vista Vacations; or

         (2) The date the Reorganization Agreement shall be terminated pursuant to Article VIII thereof.

(B) The Affiliate agrees not to transfer, sell, exchange, pledge or otherwise dispose of or encumber the Affiliates Vista Vacations common stock or the shares of AmeriNet common stock received in exchange therefor as a result of the Reorganization (collectively or generically hereinafter referred to as the "Shares") or any New Shares (as defined in Section 1.2) acquired or to make any offer or agreement relating thereto:

         (1)      At any time prior to the Determination Date;

         (2) Except in full compliance with the requirements of Rule 144 promulgated by the Commission under authority granted by the Securities Act;

         (3) Except in full compliance with the requirements of Sections 13 and 16 of the Exchange Act, including requirements pertaining to timely filing of Commission Forms 3, 4 and 5 or Schedule 13-D; and

         (4) In full compliance with the procedures established by AmeriNet (including requirements imposed upon its transfer agent) to assure compliance with the foregoing.

1.2      New Shares.

     The Affiliate agrees that any shares of capital stock of Vista Vacations or AmeriNet that Affiliate purchases or with respect to which Affiliate otherwise acquires beneficial ownership after the date of this Agreement ("New Shares") shall be subject to the terms and conditions of this Agreement to the same extent as if they constituted Shares.

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



                                   Article II
                            Agreement to Vote Shares.

2.1      Voting

     At every meeting of the stockholders of Vista Vacations called with respect to any of the following, and at every adjournment thereof, and on every action or approval by written consent of the stockholders of Vista Vacations with respect to any of the following, the Affiliate shall vote the Shares and any New Shares, including, with respect to stock options held by Affiliate, only those stock options immediately exercisable:

(A) In favor of approval of the Reorganization Agreement and any matter that could reasonably be expected to facilitate the Reorganization; and

(B) Against approval of any proposal made in opposition to or competition with consummation of the Reorganization and against any merger, consolidation, sale of assets, reorganization or recapitalization, with any party other than AmeriNet and its affiliates and against any liquidation or winding up of Vista Vacations (each of the foregoing is hereinafter referred to as an "Opposing Proposal").

2.2      Actions

     In amplification of the obligations assumed by this Agreement, the Affiliate agrees not to take any actions contrary to Vista Vacations's obligations under the Reorganization Agreement or the Affiliate's obligations under this Agreement.

                                   Article III
                               Irrevocable Proxy.

     Concurrently with the execution of this Agreement, the Affiliate agrees to deliver to AmeriNet a proxy in the form attached hereto as Exhibit A (the "Proxy"), which shall be irrevocable to the extent permissible under Florida law, with the total number of Shares beneficially owned (as such term is defined in Rule 13d-3 under the Exchange Act) by the Affiliate set forth therein.

                                   Article IV
                                 Tax Treatment.

     The Affiliate understands and agrees that it is intended that the Reorganization will be treated as a "reorganization" within the meaning of Code
Section 368(a)(1)(B) for federal income tax purposes.

                                    Article V
            Reliance Upon Representations, Warranties and Covenants.

(A) The Affiliate has been informed that the treatment of the Reorganization for federal income tax purposes requires that a sufficient number of former stockholders of Vista Vacations maintain a meaningful continuing equity ownership interest in AmeriNet after the Reorganization.

(B) The Affiliate understands that the representations, warranties and covenants of the Affiliate set forth herein will be relied upon by AmeriNet, Vista Vacations and their respective legal counsel and accounting firms.

                                   Article VI
             Representations, Warranties and Covenants of Affiliate.

     The Affiliate represents, warrants and covenants to AmeriNet as follows:

6.1      Power and Authority.

     The Affiliate has full power and authority to execute this Agreement, to make the representations, warranties and covenants herein contained and to perform Affiliate's obligations hereunder.

6.2      Shares Owned.

     Set forth following the Affiliate's signature below is the number of Shares owned by the Affiliate, including all Shares as to which the Affiliate has sole or shared voting or investment power and all rights, options and warrants to acquire Shares owned or held by the Affiliate.

6.3      Restrictions on Transfer.

     The Affiliate will not sell, transfer, exchange, pledge or otherwise dispose of, or make any offer or agreement relating to any of the foregoing with respect to, any shares of common stock of AmeriNet (the "AmeriNet Common Stock") that the Affiliate may acquire in connection with the Merger, or any securities that may be paid as a dividend or otherwise distributed thereon or with respect thereto or issued or delivered in exchange or substitution therefor (all such shares and other securities of AmeriNet are sometimes collectively referred to as "Restricted Securities"), or any option, right or other interest with respect to any Restricted Securities, unless:

(A) Such transaction is permitted pursuant to Rule 145(c) and 145(d) under the Securities Act;

(B) (1) Legal counsel representing the Affiliate (which legal counsel is reasonably satisfactory to AmeriNet), shall have advised AmeriNet in a written opinion letter satisfactory to AmeriNet and AmeriNet's legal counsel, and upon which AmeriNet and its legal counsel may rely, that no registration under the Securities Act would be required in connection with the proposed sale, transfer or other disposition and that all requirements under the Exchange Act, including Sections 13 and 16 thereof have been complied with; or

     (2) A registration statement under the Securities Act covering AmeriNet's Stock proposed to be sold, transferred or otherwise disposed of, describing the manner and terms of the proposed sale, transfer or other disposition, and containing a current prospectus, shall have been filed with the Securities and Exchange Commission (the "Commission") and made effective under the Securities Act; or

     (3) An authorized representative of the Commission shall have rendered Vista written advice to the Affiliate (sought by Affiliate or Affiliate's legal counsel, with a copy thereof and all other related communications delivered to AmeriNet) to the effect that the Commission would take no action, or that the staff of the Commission would not recommend that the Commission take any action, with respect to the proposed disposition if consummated.

6.4      No Present Plan of Disposition.

(A) The Affiliate has, and as of the Effective Time (as defined in the Reorganization Agreement) will have, no present plan or intention (a "Plan") to sell, transfer, exchange, pledge or otherwise dispose of, including by means of a distribution by a partnership to its partners, or a corporation to its stockholders, or any other transaction which results in a reduction in the risk of ownership (any of the foregoing being hereinafter referred to generically as a "Sale") of any of the shares of AmeriNet common stock that the Affiliate may acquire in connection with the Merger, or any securities that may be paid as a dividend or otherwise distributed thereon with respect thereto or issued or delivered in exchange or substitution therefor, which, when taking into account those Vista Vacations stockholders who dissent from the Merger, will reduce the Vista Vacations stockholders' ownership of AmeriNet Stock, in the aggregate, to less than fifty (50%) of the number of shares of AmeriNet Common Stock issued in the Merger.

(B)       (1)  The Affiliate is not aware of, or  participating  in, any Plan on the part of Vista Vacations stockholders to engage in Sales of the shares of AmeriNet Stock to be issued in the Reorganization.

         (2) For purposes Section 6.4(B)(1), Shares with respect to which a pre-Reorganization Sale occurs in a Related Transaction (as defined below), shall be considered to be Shares that are exchanged for AmeriNet Stock in the Merger and then disposed of pursuant to a Plan.

         (3) A Sale of AmeriNet Stock shall be considered to have occurred pursuant to a Plan if, among other things, such Sale occurs in a Related Transaction.

         (4) For purposes of this Section 6.4, a "Related Transaction" shall mean a transaction that is in contemplation of, or related or pursuant to, the reorganization or the Reorganization Agreements.

(C) If any of the Affiliate's representations in this Section 6.4 cease to be true at any time prior to the Effective Time, the Affiliate will deliver to each of Vista Vacations and AmeriNet, prior to the Effective Time, a written statement to that effect, signed by the Affiliate.

6.5      Consultation with Counsel.

(A) The Affiliate has carefully read this Agreement and discussed its requirements and other applicable limitations upon the sale, transfer or other disposition of AmeriNet Shares to be acquired by Affiliate in the Reorganization, to the extent the Affiliate felt necessary, with legal counsel for the Affiliate.

(B) The Affiliate has carefully read the Reorganization Agreement and discussed its requirements and its impacts upon Affiliate's ability to sell, transfer, encumber, pledge or otherwise dispose of the AmeriNet Shares to be acquired by Affiliate in the Reorganization, to the extent Affiliate felt necessary, with legal counsel for Affiliate.

6.6      Ownership of Shares.


     The Affiliate is the record owner of the Shares shown on the signature page hereto, which at the date hereof and at all times up until the Determination Date will be free and clear of any liens, claims, options, charges or other encumbrances; does not beneficially own any shares of capital stock of Vista Vacations other than such Shares; and, has full power and authority to make, enter into and carry out the terms of this Agreement and the Proxy.

6.7      No Proxy Solicitations.

     The Affiliate will not, and will not permit any entity under Affiliate's control to:

(A) Solicit proxies or become a "participant" in a "solicitation" (as such terms are defined in Regulation 14A under the Exchange Act) with respect to an Opposing Proposal or otherwise encourage or assist any party in taking or planning any action that would compete with, restrain or otherwise serve to interfere with or inhibit the timely consummation of the Merger in accordance with the terms of the Merger Agreement;

(B) Initiate a stockholders' vote or action by consent of Vista Vacations stockholders with respect to an Opposing Proposal; or

(C) Become a member of a "group" [as such term is used in Section 13(d) of the Exchange Act] with respect to any voting securities of Vista Vacations with respect to an Opposing Proposal.


                                   Article VII
                    No Limitation on Discretion as Director.

     This Agreement is intended solely to apply to the exercise by the Affiliate in his individual capacity of rights attaching to ownership of the Shares, and nothing herein shall be deemed to apply to, or to limit in any manner the discretion of the Affiliate with respect to, any action which may be taken or omitted by him acting in his fiduciary capacity as a director of Vista Vacations.

                                  Article VIII
                               Rules 144 and 145.

     From and after the Effective Time and for so long as is necessary in order to permit the Affiliate to sell AmeriNet's Stock held by Affiliate pursuant to Rule 145 and, to the extent applicable, Rule 144 under the Securities Act, AmeriNet will use its reasonable efforts to file on a timely basis all reports required to be filed by it pursuant to Sections 13 or 15(d) of the Exchange Act referred to in paragraph (c)(1) of Rule 144 under the Securities Act, in order to permit the Affiliate to sell AmeriNet's Stock held by it pursuant to the terms and conditions of Rule 145 and the applicable provisions of Rule 144.

                                   Article IX
                                Limited Resales.

     The Affiliate understands that, in addition to the restrictions imposed under Section 6 of this Agreement, the provisions of Rule 145 limit Affiliate's public resales of Restricted Securities, in the manner set forth in subsections
(a), (b) and (c) below:

9.1      Rule 145(d)(1).

(A) Unless and until the restriction "Cut-off" provisions of Rule 145(d)(2) or Rule 145(d)(3) set forth below become available, public resales of Restricted Securities may only be made by the Affiliate in compliance with the requirements of Rule 145(d)(1).

(B)      Rule 145(d)(1) permits such resales only:

         (1) While AmeriNet meets the public information requirements of Rule 144(c); (iii) in brokers' transactions or in transactions with a market maker; and

         (2) Where the aggregate number of Restricted Securities sold at any time together with all sales of restricted AmeriNet Stock sold for Affiliate's account during the preceding three-month period does not exceed the greater of

               (a)  One  percent (1%) of AmeriNet's Common Stock outstanding; or

               (b) The average weekly volume of trading in AmeriNet Common Stock on all national securities exchanges, or reported through the automated quotation system of a registered securities association, during the four calendar weeks preceding the date of receipt of the order to execute the sale.

9.2      Rule 145(d)(2).

     The Affiliate may make unrestricted sales of Restricted Securities pursuant to Rule 145(d)(2) if:

(A) The Affiliate has beneficially owned (within the meaning of Rule 144(d) under the Securities Act) the Restricted Securities for at least one year after the Effective Time of the Merger;

(B)      The Affiliate is not an affiliate of AmeriNet; and

(C)      AmeriNet meets the public information requirements of Rule 144(c).

9.3      Rule 145(d)(3).

     The Affiliate may make unrestricted sales of Restricted Securities pursuant to Rule 145(d)(3) if the Affiliate has beneficially owned (within the meaning of Rule 144(d) under the Securities Act) the Restricted Securities for at least two years and is not, and has not been for the three months preceding the date of sale, an affiliate of AmeriNet.

9.4      Acknowledgment.

     AmeriNet acknowledges that the provisions of Section 6.3 of this Agreement will be satisfied as to any sale by the holder of the Restricted Securities pursuant to Rule 145(d), by a broker's letter and a letter from the undersigned with respect to that sale stating that each of the above-described requirements of Rule 145(d)(1) has been met or is inapplicable by virtue of Rule 145(d)(2) or Rule 145(d)(3); provided, however, that AmeriNet has no reasonable basis to believe that such sales were not made in compliance with such provisions of Rule 145(d).

                                    Article X
                                    Legends.


(A) The Affiliate also understands and agrees that stop transfer instructions will be given to AmeriNet's transfer agent with respect to certificates evidencing the Restricted Securities and that there will be placed on the certificates evidencing the Restricted Securities legends stating in substance:

         "The shares represented by this certificate were issued pursuant to a business combination which was structured to comply with the tax free reorganization provisions of Section 368(a) of the Internal revenue Code of 1986, as amended (the "Code") and was not registered under the Securities Act of 1933, as amended (the "Securities Act") in reliance on applicable exemptions therefrom and from comparable provisions of the securities laws of the recipients state of domicile, and may not be sold, nor may the owner thereof reduce his or her risks relative thereto in any way, until such time as AmeriNet Group.com, Inc. ("AmeriNet"), has published the financial results covering at least thirty (30) days of combined operations after the effective date of the merger through which the business combination was effected. In addition, the shares represented by this certificate may not be sold, transferred or otherwise disposed of except or unless (1) covered by an effective registration statement under the Securities Act, (2) in accordance with Commission Rule 145(d) (in the case of shares issued to an individual who is not an affiliate of AmeriNet) or Commission Rule 144 (in the case of shares issued to an individual who is an affiliate of AmeriNet) of the rules and regulations of such act, or (3) in accordance with a legal opinion satisfactory to counsel for AmeriNet that such sale or transfer is otherwise exempt from the registration requirements of such act."

(B)      (1)      Upon  the  request  of  the  Affiliate,  AmeriNet  shall cause the certificates resenting the Restricted Securities to be reissued free of any legend relating to restrictions on transfer by virtue of ASR 130 and 135 as soon as practicable after the requirements of ASR 130 and 135 have been met.

         (2) In addition, if the provisions of Rules 144 and 145 are amended to eliminate restrictions applicable to the Restricted Securities received by Affiliate pursuant to the Merger, or at the expiration of the restrictive period set forth in Rule 145(d), or upon registration of my such shares, AmeriNet, upon the request of Affiliate, will cause the certificates representing the Restricted Securities to be reissued free of any legend relating to the restrictions set forth in Rules 144 and 145(d).

                                   Article XI
                            Miscellaneous Provisions.

11.1     Further Assurances.

     The Parties agree to do, execute, acknowledge and deliver or cause to be done, executed, acknowledged or delivered and to perform all such acts and deliver all such deeds, assignments, transfers, conveyances, powers of attorney, assurances, stock certificates and other documents, as may, from time to time, be required herein to effect the intent and purpose of this Agreement.

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



11.2     Consent and Waiver.

     The Affiliate hereby gives any consents or waivers that are reasonably required for the consummation of the Merger under the terms of any agreements to which Affiliate is a party or pursuant to any rights Affiliate may have.

11.3     Binding Agreement.

     This Agreement will inure to the benefit of and be binding upon and enforceable against the Parties and their successors and assigns, including administrators, executors, representatives, heirs, legatees and devisees of the Affiliate and any pledgee holding Restricted Securities as collateral.

11.4     Waiver.

     No waiver by any party hereto of any condition or of any breach of any provision of this Agreement shall be effective unless in writing and signed by each party hereto.

11.5     Governing Law.

     This Agreement shall be governed by and construed, interpreted and enforced in accordance with the laws of the State of Delaware, except for any choice of law provisions that would result in the application of the law of another jurisdiction, and except for laws involving the fiduciary obligations of Vista Vacations's officers and directors, which shall be governed under Florida law.

11.6     Third Party Reliance.

     Legal counsel to and accountants for the Parties shall be entitled to rely upon this Agreement.

11.7     Amendments and Modification.

     This Agreement may not be modified, amended, altered or supplemented except upon the execution and delivery of a written agreement executed by the Parties.

11.8     Specific Performance: Injunctive Relief.

     The Parties acknowledge that AmeriNet will be irreparably harmed and that there will be no adequate remedy at law for a violation of any of the covenants or agreement of Affiliate set forth herein; therefore, it is agreed that, in addition to any other remedies that may be available to AmeriNet upon any such violation, AmeriNet shall have the right to enforce such covenants and agreements by specific performance, injunctive relief or by any other means available to AmeriNet at law or in equity.

11.9     Notices.

     All notices, requests, claims, demands and other communications hereunder shall be in writing and sufficient if delivered in person, by cable, telegram or telex, or sent by mail (registered or certified mail, postage prepaid, return receipt requested) or overnight courier (prepaid) to the respective Parties as follows:

         (1)      To the Affiliate:

At the contact information provided to the registrar of Vista Vacations's shares of common stock and, after the Reorganization, at the contact information provided to and maintained by AmeriNet's transfer agent.

         (2)      To AmeriNet:

                            AmeriNet Group.com, Inc.
         2500 North Military Trail, Suite 225; Boca Raton, Florida 33487
                   Attention: Michael Harris Jordan, President
            Telephone (561) 998-3435, Fax (561) 998-3425; and, e-mail
                   webmaster@amerinetgroup.com; with a copy to


                                 General Counsel

                            AmeriNet Group.com, Inc.
                1941 Southeast 51st Terrace; Ocala, Florida 34471
  Telephone (352) 694-6714, Fax (352) 694-9178; and, e-mail, GRichardCh@aol.com


         (3)      To Vista Vacations:

                       Vista Vacations International, Inc.
                   5653 NW 29th Street, Margate, Florida 33063
                       Attention: Teri E. Nadler President
                  Telephone (954) 975-0898, Fax (954) 957-8447;
                      and, web site: www.Terir@Flinet.com



         (4)      To Yankees:

                           The Yankee Companies, Inc.
         2500 North Military Trail, Suite 225; Boca Raton, Florida 33487
                   Attention: Leonard Miles Tucker, President
                  Telephone (561) 998-2025, Fax (561) 998-3425;
                       and, e-mail carrington@flinet.com;


         or such other address or to such other person as any Party shall designate to the other for such purpose in the manner hereinafter set forth, except that notices of change of address shall only be effective upon receipt.

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



11.10    Interpretation.

(A) When a reference is made in this Agreement to Schedules or Exhibits, such reference shall be to a Schedule or Exhibit to this Agreement unless otherwise indicated.

(B)      The words "include,"  "includes" and "including" when used herein shall
         be  deemed  in  each  case  to  be  followed  by  the  words   "without
         limitation."

(C) The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

(D) The captions in this Agreement are for convenience and reference only and in no way define, describe, extend or limit the scope of this Agreement or the intent of any provisions hereof.

(E) All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, neuter, singular or plural, as the identity of the Party or Parties, or their personal representatives, successors and assigns may require.

(F) The Parties agree that they have been represented by counsel during the negotiation and execution of this Agreement and, therefore, waive the application of any law, regulation, holding or rule of construction providing that ambiguities in an agreement or other document will be construed against the party drafting such agreement or document.

11.11    Merger of All Prior Agreements Herein.

(A) This instrument, together with the instruments referred to herein, contains all of the understandings and agreements of the Parties with respect to the subject matter discussed herein.

(B) All prior agreements whether written or oral are merged herein and shall be of no force or effect.

11.12    Survival.

     The several representations, warranties and covenants of the Parties contained herein shall survive the execution hereof and the Closing hereon and shall be effective regardless of any investigation that may have been made or may be made by or on behalf of any Party.

11.13    Severability.

     If any provision or any portion of any provision of this Agreement, other than one of the conditions precedent or subsequent, or the application of such provision or any portion thereof to any person or circumstance shall be held invalid or unenforceable, the remaining portions of such provision and the remaining provisions of this Agreement or the application of such provision or


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



portion of such provision as is held invalid or unenforceable to persons or circumstances other than those to which it is held invalid or unenforceable, shall not be affected thereby.

11.14    Indemnification.

(A) Each Party hereby irrevocably agrees to indemnify and hold the other Parties harmless from any and all liabilities and damages (including legal or other expenses incidental thereto), contingent, current, or inchoate to which they or any one of them may become subject as a direct, indirect or incidental consequence of any action by the indemnifying Party or as a con sequence of the failure of the indemnifying Party to act, whether pursuant to requirements of this Agreement or otherwise.

(B) In the event it becomes necessary to enforce this indemnity through an attorney, with or without litigation, the successful Party shall be entitled to recover from the indemnifying Party, all costs incurred including reasonable attorneys' fees throughout any negotiations, trials or appeals, whether or not any suit is instituted.

11.15    Dispute Resolution.

(A) In any action between the Parties to enforce any of the terms of this Agreement or any other matter arising from this Agreement any proceedings pertaining directly or indirectly to the rights or obligations of the Parties hereunder shall, to the extent legally permitted, be held in Broward County, Florida, and the prevailing Party shall be entitled to recover its costs and expenses, including reasonable attorneys' fees up to and including all negotiations, trials and appeals, whether or not any formal proceedings are initiated.

(B) Except for the arbitration procedures outlined in paragraphs 7.2(G)(2) and 7.2(G)(3) which shall govern any arbitration proceeding described therein, in the event of any dispute arising under this Agreement, or the negotiation thereof or inducements to enter into the Agreement, the dispute shall, at the request of any Party, be exclusively resolved through the following procedures:

         (1)      (a)      First,  the  issue  shall  be  submitted to mediation
                           before a mediation service in Broward County, Florida to be selected by lot from six alternatives to be provided, two by the Affiliate, two by AmeriNet and two by Vista Vacations.

                  (b) The mediation efforts shall be concluded within ten business days after their initiation unless the Parties unanimously agree to an extended mediation period;

         (2) In the event that mediation does not lead to a resolution of the dispute then at the request of any Party, the Parties shall submit the dispute to binding arbitration before an arbitration service located in Broward County, Florida to be selected by lot, from six alternatives to be provided, two by the Affiliate, two by AmeriNet and two by Vista Vacations.


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

         (3)      (a)      Expenses of mediation shall be  borne equally  by the
                           Parties, if successful.

                  (b)      Expenses  of  mediation,   if  unsuccessful   and  of
                           arbitration shall be borne by the Party or Parties against whom the arbitration decision is rendered.

                  (c) If the terms of the arbitral award do not establish a prevailing Party, then the expenses of unsuccessful mediation and arbitration shall be borne equally by the Parties involved.

11.16    Benefit of Agreement.

     The terms and provisions of this Agreement shall be binding upon and inure to the benefit of the Parties, their successors, assigns, personal representatives, estate, heirs and legatees but are not intended to confer upon any other person any rights or remedies hereunder.

11.17    Counterparts.

(A)      This Agreement may be executed in any number of counterparts.

(B)      All   executed    counterparts    shall    constitute   one   Agreement
         notwithstanding that all signatories are not signatories to the original or the same counterpart.

(C) Execution by exchange of facsimile transmission shall be deemed legally sufficient to bind the signatory; however, the Parties shall, for aesthetic purposes, prepare a fully executed original version of this Agreement which shall be the document filed with the Commission.

11.18    License.

(A) This form of agreement is the property of Yankees and has been customized for this transaction with the consent of Yankees by G. Richard Chamberlin, Esquire.

(B) The use of this form of agreement by the Parties is authorized hereby solely for purposes of this transaction.

(C) The use of this form of agreement or of any derivation thereof without Yankees' prior Vista Vacationstten permission is prohibited.

11.19    Information Concerning the Affiliate's Share Ownership.

(A)      Shares beneficially owned:

         (1)      75    shares of Vista Vacations Common Stock; and

         (2)      0     shares of Vista Vacations Common Stock subject to
                              options, warrants or other rights.

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



                                 Execution Pages

     In Witness Whereof, the Affiliate, AmeriNet, and Vista Vacations have caused this Agreement to be executed by themselves or their duly authorized respective officers, all as of the last date set forth below:

Signed, sealed and delivered

         In Our Presence:

                                                                   The Affiliate

----------------------------
                                                        /s/ Kenneth Nelson
                                                        /s/ Carol Nelson
----------------------------                            ------------------------
                                                                       Signature

Dated:   March 11, 2000
                                                        ------------------------
                                                                      Print name


                                                        AmeriNet Group.com, Inc.

----------------------------

____________________________                     By:    /s/ Michael H. Jordan
                                                        ________________________
                                                    Michael H. Jordan, President

         (Corporate Seal)
                                                 Attest:  /s/ Vanessa H. Lindsey
                                                          ______________________
                                                   Vanessa H. Lindsey, Secretary

Dated:   March 11, 2000

                                             Vista Vacations International, Inc.
----------------------------

____________________________                    By:  /s/ Teri E. Nadler
                                                   _____________________________
                                                       Teri E. Nadler, President

         (Corporate Seal)
                                                Attest:  /s/ Alicia Torrealba
                                                       _________________________
                                                     Alicia Torrealba, Secretary

Dated:   March 11, 2000

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



                                   Exhibit "A"
                                Irrevocable Proxy

     The undersigned stockholder of Vista Vacations International, Inc., a Florida corporation ("Vista Vacations"), hereby irrevocably to the extent provided by Florida law) appoints the directors on the Board of Directors of AmeriNet, Group.com, Inc., a Delaware corporation ("AmeriNet"), and each of them, as the sole and exclusive attorneys and proxies of the undersigned, with full power of substitution and resubstitution, to the full extent of the undersigned's rights with respect to the shares of capital stock of Vista Vacations beneficially owned by the undersigned, which shares are listed on the final page of this Proxy (the "Shares"), and any and all other shares or securities issued or issuable in respect thereof on or after the date hereof, until such time as that certain Reorganization dated February 28, 2000"), among AmeriNet, and Vista Vacations, shall be terminated in accordance with its terms or the Reorganization Agreement is effective.

                                     Terms:

1. Upon the execution hereof, all prior proxies given by the undersigned with respect to the Shares and any and all other shares or securities issued or issuable in respect thereof on or after the date hereof are hereby revoked and no subsequent proxies will be given.

2. This proxy is irrevocable (to the extent provided by Florida law), is granted pursuant to the Affiliate Agreement dated as of February 28, 1 2000, between AmeriNet, Vista Vacations, and the undersigned stockholder, (the "Affiliate Agreement"), and is granted in consideration of AmeriNet entering into the Reorganization Agreement.

3. The attorneys and proxies named above will be empowered at any time prior to termination of the Reorganization Agreement in accordance with Article VIII thereof to exercise all voting and other rights (including, without limitation, the power to execute and deliver written consents with respect to the Shares) of the undersigned at every annual, special or adjourned meeting of Vista Vacations's stockholders, and in every written consent in lieu of such a meeting, or otherwise, in favor of approval of the Reorganization Agreement and any matter that could reasonably be expected to facilitate the Reorganization, and against any proposal made in opposition to or competition with the consummation of the Reorganization and against any merger, consolidation, sale of assets, reorganization or recapitalization of Vista Vacations with any party other than AmeriNet and its affiliates and against any liquidation or winding up of Vista Vacations.

4. The attorneys and proxies named above may only exercise this proxy to vote the Shares subject hereto at any time prior to termination of the Reorganization Agreement in accordance with Article VIII thereof at every annual, special or adjourned meeting of the stockholders of Vista Vacations and in every written consent in lieu of such meeting, in favor of approval of the Reorganization Agreement and any matter that could reasonably be expected to facilitate the Reorganization, and against any merger, consolidation, sale of assets, reorganization or recapitalization of Vista Vacations with any party other than AmeriNet and its affiliates, and against any liquidation or winding up of Vista Vacations, and may not exercise this proxy on any other matter.

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

5.        The undersigned stockholder may vote the Shares on all other matters.

6. Any obligation of the undersigned hereunder shall be binding upon the successors and assigns of the undersigned.

7.        This proxy is irrevocable and coupled with an interest.

8.        Stockholder Data:

   A.       Full name: Kenneth                  A.                  Nelson
                       Carol                    W.                  Nelson
                        _________________    _______________       _____________
                           First                Middle                 Last

   B.       Tax identification number:     Social Security number ommitted for
                                           reasons of personal privacy

   C.       Domicile Address:              1625 3rd Street South

   D.       Telephone, fax and e-mail:     954-262-8785 Kanelson13@aol.com

   E.       Shares Information:

           (1) Number of Vista Vacations Shares owned or controlled as to voting matters:

                          75

Signed, sealed and delivered
         In Our Presence:

                                                                    Stockholder:

----------------------------

____________________________             By:    /s/ Kenneth A. Nelson
                                                /s/ Carol W. Nelson
                                                ______________________________

Dated:   March 10, 2000



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